SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2004

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COST-U-LESS, INC.
(Exact name of registrant as specified in its charter)

WASHINGTON	0-24543	91-1615590
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer)
incorporation or organization)		Identification No.)

3633 136th Place SE, Suite 110
Bellevue, Washington 98006

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (425) 945-0213

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Item 5. Other Events and Regulation FD Disclosure.

     In its June 18, 2004, press release, the Company announced the appointment of Bob Donegan to its Board of Directors. Mr. Donegan currently serves as President and Director of Ivar's Inc., a chain of restaurants with headquarters in Seattle, Washington.

     A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press release of Cost-U-Less, Inc. dated June 18, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cost-U-Less, Inc.

June 18, 2004	By: /s/ J. Jeffrey Meder
J. Jeffrey Meder, President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Cost-U-Less, Inc. dated June 18, 2004

4